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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2002


                       NATIONAL CONSUMER COOPERATIVE BANK
                       ----------------------------------
             (Exact name of registrant as specified in its charter)




United States of America
(12 U.S.C. SECTION 3001 ET SEQ.)        2-99779                  52-1157795
--------------------------------        -------                  ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
of Incorporation or Organization)       File Number)         Identification No.)


1725 EYE ST., NW, SUITE 600, WASHINGTON, DC 20006
-------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (202) 336-7700




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Item 4. Changes to Registrant's Certifying Accountants.


On April 9, 2002 National Consumer Cooperative Bank ("NCB") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately. This determination followed NCB's decision to seek proposals from independent accountants to audit NCB's financial statements for the fiscal year ending December 31, 2002. KPMG was approved by the Audit Committee of NCB's Board of Directors. Andersen's report on NCB's financial statements has been issued in conjunction with the filing on April 1, 2002, of NCB's Annual Report on Form 10-K for the year ended December 31, 2001.

During NCB's two most recent fiscal years ended December 31, 2001 and during the subsequent interim period through April 8, 2002, there were no disagreements between NCB and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within NCB's two most recent fiscal years.

The audit reports of Andersen on the consolidated financial statements of NCB and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.

During NCB's two most recent fiscal years ended December 31, 2001 and during the subsequent interim period through April 8, 2002, NCB did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:


               EXHIBIT NUMBER               EXHIBIT

                      16                    Letter of Arthur Andersen, LLP
                                            Regarding change in certifying accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    NATIONAL CONSUMER COOPERATIVE BANK
                                    ----------------------------------
                                           (Registrant)



Date:  April 12, 2002               By: /s/ RICHARD L. REED
                                       -------------------------------
                                       Richard L. Reed
                                       Managing Director,
                                       Chief Financial Officer